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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of SIFCO Industries, Inc. ("Company") on Form 10-K/A for the year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Frank A. Cappello, Vice President - Finance and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Frank A. Cappello
                                      ---------------------
                                          Frank A. Cappello
                                          Vice President - Finance and
                                          Chief Financial Officer
                                          May 20, 2003